UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08050

The Asia Tigers Fund, Inc.
(Exact name of registrant as specified in charter)

345 Park Avenue
          New York, NY 10154
(Address of principal executive offices) (Zip code)

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
          New York, NY 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-583-5344

Date of fiscal year end: October 31, 2006

Date of reporting period: April 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

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Item 1.   Reports to Stockholders.

The Report to Shareholders is attached herewith.

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The Asia Tigers Fund, Inc.

June 27, 2006

Dear Fund Stockholder,

We are pleased to provide you with the unaudited financial statements of The Asia Tigers Fund, Inc. (the “Fund”) for the six months ended April 30, 2006.

The Fund’s net asset value (“NAV”) closed at $18.35 on April 30, 2006, representing an increase of 36.5% for the six months then ended. The Fund outperformed its benchmark, the MSCI AC Asia Free ex-Japan*, which rose 31.9% during the same six month period.

Asian equity markets saw impressive gains for the six months ending April 30, 2006, shrugging off soaring commodity prices, strengthening currencies, and rising interest rates. Despite these headwinds, we believe the region’s solid growth profile appears intact, underpinned by strong export growth, benign inflation and relative political stability. The International Monetary Fund forecasts 7% GDP growth for Asia this year, the same rate achieved in 2005. Given the strong underlying growth year-to-date, we believe this projection looks quite achievable.

Nevertheless, the short-term outlook is not without risks. Diminishing current account surpluses combined with (in some instances) decelerating earnings growth shows that rising energy and raw material prices are starting to bite into Asian corporate profitability. Though many companies have been able to compensate by raising productivity and efficiency, the reality is that, moving forward, we believe Asia needs to see some relief from mounting energy and raw material costs. In addition, there is continued concern that the U.S. Federal Reserve may go too far in raising interest rates, choking off the global demand growth on which export-focused Asian economies remain highly dependent.

With its strong outperformance over the past six months and the global macro-economic environment looking more uncertain, we believe the rest of 2006 may prove to be challenging for Asia. In addition, if May was any indication, Asian markets are likely to remain highly volatile over the next few months as well. However, with valuations still looking reasonable and strong, with underlying fundamentals still intact, our long-term outlook for the Asian equity markets remains positive.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,

Prakash A. Melwani
Director and President
The Asia Tigers Fund, Inc.

*	Please note that the benchmark is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

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THE ASIA TIGERS FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)
The Fund will make offers to repurchase its shares at quarterly intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)
14 days prior to the last Friday of each of the Fund’s fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)
The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)

THE ASIA TIGERS FUND, INC.

Schedule of Investments	April 30, 2006 (Unaudited)

COMMON STOCKS (99.31% of net assets)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	China	7.21%
	Airport Development & Maintenance	0.84%
1,384,000	Beijing Capital International Airport Co., Ltd.		$503,268	$803,235

	Machinery – Material Handling	1.66%
800,800	Shanghai Zhenhua Port Machinery Co., Class B		702,308	1,592,791

	Metal Processors & Fabrication	0.62%
562,750	Jiangxi Copper Co., Ltd.		294,916	591,517

	Oil Companies – Integrated	1.49%
12,199	China Petroleum and Chemical Corp. ADR		470,729	784,395
580,000	Petrochina Co., Ltd.		552,167	639,570

			1,022,896	1,423,965

	Petrochemicals	0.32%
510,000	Sinopec Shanghai Petrochemicals Company Limited		248,679	302,567

	Real Estate – Operations & Development	1.87%
1,236,603	China Vanke Co., Ltd. Class B		294,888	1,275,892
629,700	Jiangsu Xincheng Real Estate Co., Ltd.+		510,807	510,057

			805,695	1,785,949

	Telecommunications	0.41%
29,200	China Techfaith Wireless Communication Technology Ltd. ADR+		447,609	397,412

	Total China		4,025,371	6,897,436

	Hong Kong	21.19%
	Apparel & Shoes Manufacturing	0.53%
3,460,000	Symphony Holdings, Ltd.		559,162	504,253

	Cellular Telecommunications	2.40%
394,600	China Mobile (Hong Kong) Ltd.		1,272,171	2,295,236

	Commercial Banks – Non-US	1.30%
88,402	Dah Sing Financial Holdings, Ltd.		499,745	723,985
30,500	HSBC Holdings PLC		347,585	520,026

			847,330	1,244,011

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Hong Kong (continued)
	Distribution & Wholesale	1.56%
187,000	Esprit Holdings, Ltd.		$256,915	$1,492,884

	Diversified Operations	1.37%
133,381	Hutchison Whampoa, Ltd.		593,570	1,309,099

	Electric – Generation	0.85%
1,090,000	China Resources Power Holdings Co., Ltd.		602,433	815,358

	Finance – Other Services	0.99%
132,000	Hong Kong Exchanges & Clearing, Ltd.		273,917	949,101

	Hotels & Motels	0.46%
4,590,000	Regal Hotels International Holdings Ltd.		297,999	438,065

	Machinery – General Industry	0.48%
596,000	Fongs’ Industries Co., Ltd.		498,763	457,359

	Non-Ferrous Metals	0.43%
1,000,000	Hunan Non-Ferrous Metal Corp., Ltd.+		214,796	415,933

	Oil Companies – Exploration & Production	1.07%
12,450	CNOOC, Ltd. ADR		614,875	1,029,366

	Real Estate – Operations & Development	5.01%
103,700	Cheung Kong Holdings, Ltd.		745,670	1,168,250
2,615,000	Emperor Entertainment Hotel, Ltd.		591,618	851,583
1,400,109	Far East Consortium		405,398	622,981
272,000	Hopewell Holdings, Ltd.		299,503	792,813
223,326	Kerry Properties, Ltd.		390,305	790,634
2,424,000	Shanghai Real Estate Ltd.		535,923	565,855

			2,968,417	4,792,116

	Retail – Restaurants	0.52%
330,000	Cafe De Coral Holdings, Ltd.		297,250	497,959

	Retail Merchandising	0.57%
970,000	Golden Eagle Retail Group, Ltd.+		455,807	541,068

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Hong Kong (continued)
	Semiconductor Components – Integrated Circuits	0.64%
1,368,000	Solomon Systech International, Ltd.		$504,638	$608,694

	Sugar	0.67%
932,000	Xiwang Sugar Holdings Co., Ltd.		424,682	643,078

	Telecommunications Equipment	1.22%
540,000	Foxconn International Holdings, Ltd.+		312,381	1,163,065

	Textile – Products	0.59%
1,593,950	Victory City International Holdings, Ltd.		510,583	565,329

	Utilities – Electric & Gas	0.53%
214,500	Hong Kong and China Gas Co., Ltd.		460,294	511,791

	Total Hong Kong		11,965,983	20,273,765

	India	7.73%
	Applications Software	2.21%
30,326	Infosys Technologies, Ltd.		591,189	2,115,967

	Commercial Banks – Non-US	1.60%
59,370	Bank of Baroda		336,153	291,860
40,520	Punjab National Bank, Ltd.		395,268	376,557
43,915	State Bank of India		175,701	862,705

			907,122	1,531,122

	Oil Companies – Exploration & Production	0.62%
20,500	Oil and Natural Gas Corp., Ltd.		470,391	590,901

	Petrochemicals	0.90%
38,454	Reliance Industries, Ltd.		180,517	862,828

	Power Conversion & Supply Equipment	1.42%
26,024	Bharat Heavy Electricals, Ltd.		263,730	1,359,575

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	India (continued)
	Shipbuilding	0.37%
39,150	ABG Shipyard Limited+		$352,098	$348,920

	Telecommunications	0.61%
87,160	Reliance Communication Venture+		406,352	583,428

	Total India		3,171,399	7,392,741

	Indonesia	4.17%
	Commercial Banks – Non-US	1.16%
1,258,830	PT Bank Central Asia TBK		333,342	626,373
913,500	PT Bank Rakyat Indonesia		410,111	480,516

			743,453	1,106,889

	Metal Processors & Fabrication	0.59%
29,500,000	PT Bakrie and Brothers TBK+		500,647	570,373

	Oil & Gas	0.75%
509,500	PT Perusahaan Gas Negara		645,483	718,544

	Telecommunications Services	1.03%
1,149,500	PT Telekomunikasi Indonesia		552,962	987,060

	Transportation – Marine	0.64%
3,271,000	PT Berlian Laju Tanker TBK		504,329	610,115

	Total Indonesia		2,946,874	3,992,981

	Malaysia	2.87%
	Agricultural Operations	0.68%
165,200	IOI Corp. BHD		270,086	647,217

	Commercial Banks – Non-US	0.66%
365,400	Bumiputra – Commerce Holdings BHD		457,077	635,128

	Electric – Generation	0.77%
272,500	Malakoff Berhad		601,397	736,791

	Resorts & Theme Parks	0.76%
196,500	Resorts World BHD		453,803	726,473

	Total Malaysia		1,782,363	2,745,609

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Singapore	10.80%
	Commercial Banks – Non-US	1.28%
109,100	DBS Group Holdings, Ltd.		$699,870	$1,227,858

	Commercial Services	0.58%
341,000	Singapore Airport Terminal Services, Ltd.		463,043	551,947

	Diversified Operations	0.91%
90,000	Keppel Corp., Ltd.		649,687	870,637

	Electronic Components – Miscellaneous	0.96%
590,000	Chartered Semiconductor Manufacturing, Ltd.+		461,137	671,472
371,000	United Test and Assembly Center Limited+		252,717	241,610

			713,854	913,082

	Food & Household Products	1.23%
808,000	Want Want Holdings, Ltd.		820,096	1,179,680

	Food – Meat Products	0.88%
1,058,500	People’s Food Holdings, Ltd.		569,072	836,574

	Food – Wholesale / Distribution	0.54%
505,000	Olam International, Ltd.		498,010	517,261

	REITS – Office Property	0.05%
54,500	K-Reit Asia-100+		10,360	51,343

	Real Estate – Operations & Development	0.85%
272,500	Keppel Land, Ltd.		196,844	816,673

	Telecommunications Services	1.08%
597,720	Singapore Telecommunications, Ltd.		784,026	1,035,504

	Transportation – Marine	2.44%
1,006,000	Cosco Corp. (Singapore) Ltd.		603,229	909,573
832,500	Ezra Holdings, Ltd.		518,927	1,421,187

			1,122,156	2,330,760

	Total Singapore		6,527,018	10,331,319

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	South Korea	25.96%
	Airlines	0.00%
5	Korean Air Lines Co., Ltd.		$48	$182

	Auto – Cars & Light Trucks	1.26%
13,700	Hyundai Motor Co.		564,529	1,204,124

	Automotive Parts – Equipment	0.60%
6,570	Hyundai Mobis		554,032	580,239

	Building & Construction – Miscellaneous	1.37%
18,030	GS Engineering & Construction Corp.		403,459	1,307,519

	Cellular Telecommunications	2.04%
8,331	SK Telecom Co., Ltd.		1,466,331	1,956,442

	Circuit Boards	0.38%
52,200	Sanyang Electro Mechanics Co., Ltd.+		451,792	359,733

	Circuits	0.71%
17,450	Core Logic, Inc.		614,669	675,281

	Commercial Banks – Non-US	2.43%
25,981	Kookmin Bank		731,247	2,327,602

	Diversified Financial Services	2.69%
13,920	Korea Investment Holdings Co., Ltd.		487,194	596,234
39,770	Shinhan Financial Group Co., Ltd.		607,945	1,981,754

			1,095,139	2,577,988

	Electric – Integrated	0.59%
12,710	Korea Electric Power Corp.		338,311	564,619

	Electric Products – Miscellaneous	8.11%
11,366	Samsung Electronics Co., Ltd.		3,070,107	7,760,500

	Non-Ferrous Metals	1.02%
10,890	Korea Zinc Co., Ltd.		348,012	980,239

	Property & Casualty Insurance	0.64%
39,050	LG Insurance Co., Ltd.		138,268	608,604

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	South Korea (continued)
	Retail – Discount	1.02%
1,990	Shinsegae Co., Ltd.		$558,276	$972,636

	Shipbuilding	1.14%
46,090	Samsung Heavy Industries		602,185	1,089,702

	Steel – Producers	1.96%
5,625	POSCO		710,822	1,568,464
4,350	POSCO ADR		123,672	306,544

			834,494	1,875,008

	Total South Korea		11,770,899	24,840,418

	Taiwan	14.76%
	Athletic Equipment	0.79%
119,000	Johnson Health Tech Co., Ltd.+		605,773	753,401

	Building Products – Cement & Aggregation	0.81%
990,350	Taiwan Cement Corp.+		544,565	775,990

	Computers	2.07%
290,669	Advantech Co., Ltd.+		370,818	797,140
1	Compal Electronics, Inc.+		1	1
37,000	High Tech Computer Corp.+		450,372	1,182,849

			821,191	1,979,990

	Diversified Financial Services	0.60%
694,876	Chinatrust Financial Holding Co., Ltd.+		502,547	570,606

	Electronic Components – Miscellaneous	3.04%
181,000	Asustek Computer Incorporated+		560,356	500,918
355,562	HON HAI Precision Industry+		1,030,503	2,412,687

			1,590,859	2,913,605

	Health & Personal Care	0.70%
330,000	Pihsiang Machinery Manufacturing Company Limited+		508,690	671,253

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	April 30, 2006 (Unaudited)

COMMON STOCKS (continued)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Taiwan (continued)
	Semiconductor Components – Integrated Circuits	5.94%
863,583	Advanced Semiconductor Engineering, Inc.		$620,026	$1,025,819
95,584	Novatek Microelectronics Corp., Ltd.+		482,776	569,202
494,000	Powerchip Semiconductor Corp.+		348,736	340,626
318,000	Siliconware Precision Industries Co.+		307,776	461,462
1,306,485	Taiwan Semiconductor Manufacturing Co., Ltd.+		2,076,883	2,788,555
713,791	United Microelectronics Corp.+		487,233	496,651

			4,323,430	5,682,315

	Telecommunications	0.81%
110,000	Compal Communications, Inc.+		352,584	772,269

	Total Taiwan		9,249,639	14,119,429

	Thailand	4.62%
	Building Products – Cement & Aggregation	0.63%
88,320	Siam Cement PCL		347,055	597,106

	Cellular Telecommunications	0.37%
150,900	Advanced Info Service PCL		292,536	355,460

	Commercial Banks – Non-US	0.20%
114,000	Siam Commercial Bank PCL		154,472	194,198

	Electric – Generation	0.68%
756,000	Glow Energy PCL		488,623	653,979

	Oil & Gas	2.04%
420,500	Ptt Explorer & Production PCL		663,125	1,410,248
303,200	Thai Oil Public Company Limited		509,471	544,743

			1,172,596	1,954,991

	Real Estate – Operations & Development	0.70%
1,268,000	Central Pattana Public Company Limited		534,288	668,257

	Total Thailand		2,989,570	4,423,991

	TOTAL COMMON STOCKS		54,429,116	95,017,689

THE ASIA TIGERS FUND, INC.

Schedule of Investments (concluded)	April 30, 2006 (Unaudited)

PREFERRED STOCK (0.79% of net assets)

NUMBER OF SHARES	SECURITY	PERCENT OF NET ASSETS	COST	VALUE

	Thailand	0.79%
	Commercial Banks	0.79%
444,205	Siam Commercial Bank PCL – 5.25% Preferred		$151,803	$756,697

	Total Thailand		151,803	756,697

	TOTAL PREFERRED STOCK		151,803	756,697

RIGHTS (0.00% of net assets)

	Hong Kong	0.00%
	Diversified Operations	0.00%
6	Hutchison Whampoa, Ltd. Rights		0	0

	TOTAL RIGHTS		0	0

	TOTAL INVESTMENTS++	100.10%	$54,580,919	95,774,386

	OTHER ASSETS LESS LIABILITIES	(0.10)%		(96,221)

	NET ASSETS	100.00%		$95,678,165

This Schedule of Investments reflects each company’s country of domicile. The companies may also be subject to the risks of other countries.

Footnotes and Abbreviations
ADR – American Depository Receipts
+	Non-Income producing security.
++	As of April 30, 2006, the aggregate cost for federal income tax purposes was $54,822,706.
The aggregate gross unrealized appreciation (depreciation) for all securities was as follows:

Excess of value over tax cost	$41,335,838
Excess of tax cost over value	(384,158)

$40,951,680

See accompanying notes to financial statements.
12

THE ASIA TIGERS FUND, INC.

Statement of Assets and Liabilities	April 30, 2006 (Unaudited)

ASSETS
Investments, at value (Cost $54,580,919)	$95,774,386
Cash (including $25,249 of foreign currency holdings with a cost of $25,062)	942,125
Receivables:
Securities sold	517,540
Dividends	151,739
Prepaid expenses	49,191

Total Assets	97,434,981

LIABILITIES
Payable for securities purchased	758,432
Due to Investment Manager	79,895
Due to Administrator	15,979
Accrued expenses	186,453
Deferred foreign withholding taxes payable	716,057

Total Liabilities	1,756,816

Net Assets	$95,678,165

NET ASSET VALUE PER SHARE
($95,678,165 / 5,215,489 shares issued and outstanding)	$18.35

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 5,729,165 shares issued (100,000,000 shares authorized)	$5,729
Paid-in capital	140,831,536
Cost of 513,676 shares repurchased	(6,739,640)
Accumulated net investment loss	(283,321)
Accumulated net realized loss on investments	(78,615,765)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding taxes of $716,057)	40,479,626

$95,678,165

See accompanying notes to financial statements.
13

THE ASIA TIGERS FUND, INC.

Statement of Operations	For the Six Months Ended April 30, 2006 (Unaudited)

Investment Income
Dividends (net of taxes withheld of $79,983)		$720,615
Interest		22,927

Total Investment Income		743,542

Expenses
Management fees	438,421
Legal fees	196,251
Administration fees	87,684
Printing	80,560
Custodian fees	71,511
Audit and tax fees	55,642
Directors’ fees	26,126
Insurance	16,382
Transfer agent fees	13,377
NYSE fees	10,528
Miscellaneous	30,382

Total Expenses		1,026,864

Net Investment Loss		(283,322)

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Translation of Other Assets
and Liabilities Denominated in Foreign Currencies:
Net realized gain (loss) from:
Security transactions (net of capital gains tax of $42,279)		9,329,887
Foreign currency related transactions		(4,639)

		9,325,248
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of change in deferred foreign withholding taxes of $135,052)		18,336,884

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies		27,662,132

Net increase in net assets resulting from operations		$27,378,810

See accompanying notes to financial statements.
14

THE ASIA TIGERS FUND, INC.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2006 (Unaudited)	For the Year Ended October 31, 2005

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$(283,322)	$406,817
Net realized gain on investments and foreign currency related transactions	9,325,248	10,265,318
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies	18,336,884	5,804,706

Net increase in net assets resulting from operations	27,378,810	16,476,841

Capital Share Transactions
Shares repurchased under Repurchase Offers (497,002 and 1,300,950 shares, respectively) (net of repurchase fees of $169,702 and $336,904, respectively) (including expenses of $146,294 and $236,680, respectively)	(8,461,677)	(16,744,957)

Net decrease in net assets resulting from capital share transactions	(8,461,677)	(16,744,957)

Total increase (decrease) in net assets	18,917,133	(268,116)

NET ASSETS
Beginning of period	76,761,032	77,029,148

End of period	$95,678,165	$76,761,032

See accompanying notes to financial statements.
15

THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Six Months Ended Apr. 30, 2006 (Unaudited)	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003	For the Year Ended Oct. 31, 2002	For the Year Ended Oct. 31, 2001

Per Share Operating Performance
Net asset value, beginning of period	$13.44	$10.98	$10.62	$7.65	$6.89	$9.55

Net investment income (loss)	(0.05)[1]	0.06 [1]	0.07 [1]	0.05 [1]	0.01 [1]	0.03
Net realized and unrealized gains (losses) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currencies[2]	4.95	2.38	0.35	2.87	0.60	(2.42)

Net increase (decrease) from investment operations	4.90	2.44	0.42	2.92	0.61	(2.39)

Less dividends and distributions:
Dividends from net investment income	—	—	(0.07)	—	—	(0.29)

Total dividends and distributions	—	—	(0.07)	—	—	(0.29)

Capital share transactions
Anti-dilutive effect of Tender Offer	—	—	—	—	0.14	—
Anti-dilutive effect of Repurchase Offer	0.01	0.02	0.01	0.05	0.01	—
Anti-dilutive effect of Share Repurchase Program	—	—	—	—	— [4]	0.02

Total capital share transactions	0.01	0.02	0.01	0.05	0.15	0.02

Net asset value, end of period	$18.35	$13.44	$10.98	$10.62	$7.65	$6.89

Per share market value, end of period	$19.25	$12.91	$10.02	$10.30	$6.77	$5.79

Total Investment Return[3] Based on Market Value	49.11%	28.84%	(2.13)%	52.14%	16.93%	(15.62)%
Based on Net Asset Value	36.53%	22.40%	4.05%	38.82%	11.03%	(25.50)%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$95,678	$76,761	$77,029	$91,480	$100,438	$134,112
Ratios of expenses to average net assets	2.34%[5]	2.08%	1.99%	1.95%	1.78%	1.58%
Ratios of net investment income (loss) to average net assets	(0.65)%[5]	0.49%	0.65%	0.60%	0.06%	0.31%
Portfolio turnover	23.89%	40.79%	39.79%	33.10%	41.32%	28.98%

See page 17 for footnotes.

See accompanying notes to financial statements.
16

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

[1]	Based on average shares outstanding throughout the period.
[2]
Net of deferred foreign withholding taxes of less than $0.01, $0.03, less than $0.01, $0.03, less than $0.01 and $0.06 per share for the six months ended April 30, 2006 and for the years ended October 31, 2005, October 31, 2004, October 31, 2003, October 31, 2002 and October 31, 2001, respectively.

[3]
Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.

[4]	Less than $0.01 per share.
[5]	Annualized.

See accompanying notes to financial statements.
17

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements	April 30, 2006
(Unaudited)

NOTE A: ORGANIZATION

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund’s assets, all securities for which market quotations are readily available are generally valued:

(i)	at the last sale price prior to the time of determination if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

(iii)	at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

Repurchase Agreements. The Fund enters into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At October 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Book and tax ordinary income		$0

Tax basis capital loss carryover	$(87,696,612)
Plus/less: cumulative timing differences – wash sales	(244,401)

Book basis accumulated capital loss		(87,941,013)

Book unrealized foreign exchange loss		4,291

Book unrealized appreciation on foreign currencies		3,596

Tax basis unrealized appreciation	22,471,459
Plus/less: cumulative timing differences – wash sales	244,401

Book basis unrealized appreciation		22,715,860
Deferred foreign withholding tax		(581,005)

Net assets (excluding paid in capital)		$(65,798,271)

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales and deferred foreign withholding tax.

Net asset value	$76,761,032
Paid in capital	(142,559,303)

Net assets (excluding paid in capital)	$(65,798,271)

During the year ended October 31, 2005, the Fund reclassified $406,817 from accumulated net realized loss on investments to accumulated net investment income as a result of permanent book and tax differences relating primarily to realized foreign currency losses. The Fund also reclassified $8,244 from accumulated net investment income to paid-in capital as a result of permanent tax differences relating to the net operating income for the year ended October 31, 2004. Net assets were not affected by the reclassification.

At October 31, 2005, the Fund had a net capital loss carryover of $87,696,612, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $72,482,023 will expire in the year 2006, $8,437,899 will expire in the year 2009, $3,353,570 will expire in 2010 and $3,423,120 will expire in 2011. To the extent that capital gains are so offset, such gains will not be distributed. During the year ended October 31, 2005, the Fund utilized capital loss carryforwards amounting to $10,459,549.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

reporting purposes, whereas such amounts are treated as ordinary income for federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Since December 4, 2005, Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group (“Blackstone”), serves as the Fund’s Investment Manager, from December 4, 2005 to February 24, 2006 under the terms of an interim management agreement dated December 4, 2005 (the “Interim Management Agreement”), and since February 24, 2006 under the terms of a management agreement dated February 24, 2006 (the “Management Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly net assets; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. The services provided and fees paid under the Interim Management Agreement were identical to the services provided and fees paid under the Management Agreement. For the period

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

December 4, 2005 to April 30, 2006, management fees earned by Blackstone Advisors amounted to $363,479.

Prior to December 4, 2005, Advantage Advisers, Inc. (“Advantage”), a subsidiary of Oppenheimer Asset Management Inc. and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”), served as the Fund’s Investment Manager under the terms of a management agreement dated June 5, 2003 (the “Previous Management Agreement”). Pursuant to the Previous Management Agreement, Advantage supervised the Fund’s investment program and was responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Advantage received monthly fees at an annual rate of 1.00% of the Fund’s average weekly net assets. For the period November 1, 2005 to December 4, 2005, management fees earned by Advantage amounted to $74,942.

For the six months ended April 30, 2006, the Fund paid a total of $438,421 in management fees to Blackstone Advisors and Advantage.

Since January 1, 2006, Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the period January 1, 2006 to April 30, 2006, these fees amounted to $60,219. Blackstone Advisors subcontracts certain of these services to PFPC Inc.

From December 4, 2005 to January 1, 2006, Blackstone Administrative Services Partnership L.P. (“Blackstone Administrator”), an affiliated of Blackstone, served as the Fund’s Administrator pursuant to an administration agreement dated December 4, 2005. Blackstone Administrator provided certain administrative services to the Fund. For its services, Blackstone Administrator received a monthly fee at an annual rate of 0.20% of the value of the Fund’s average weekly net assets. For the period December 4, 2005 to January 1, 2006, these fees amounted to $12,477. Blackstone Administrator subcontracted certain of these services to PFPC Inc.

Prior to December 4, 2005, Oppenheimer, a registered investment adviser and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., served as the Fund’s Administrator pursuant to an administration agreement dated June 5, 2003. Oppenheimer provided certain administrative services to the Fund. For its services, Oppenheimer received a monthly fee at an annual rate of 0.20% of the value of the Fund’s average weekly net assets. For the period November 1, 2005 to December 4, 2005, these fees amounted to $14,988. Oppenheimer subcontracted certain of these services to PFPC Inc.

For the six months ended April 30, 2006, the Fund paid a total of $87,684 in administrative fees to Blackstone Advisors, Blackstone Administrator and Oppenheimer.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager or any affiliate thereof an annual fee of $5,000 plus $1,000 for each in-person Board of Directors meeting and $250 for each telephonic Board of Directors meeting attended. The Chairman of the Board also receives an annual fee of $2,500. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $20,725,275 and $28,481,709, respectively, for the six months ended April 30, 2006.

NOTE E: QUARTERLY REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund will make quarterly repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each quarterly offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

During the six months ended April 30, 2006, the results of the two quarterly repurchase offers were as follows:

	Repurchase Offer #13	Repurchase Offer #14

Commencement Date	December 22, 2005	March 24, 2006

Expiration Date	January 13, 2006	April 17, 2006

Repurchase Offer Date	January 20, 2006	April 21, 2006

% of Issued and Outstanding Shares of Common Stock	5,712,490.5666	5,426,864.7648

Shares Validly Tendered	285,625.8018	211,376.0000

Final Pro-ration Odd Lot Shares	2,389.0000	0.0000

Final Pro-ration Non-Odd Lot Shares	283,236.8018	0.0000

% of Non-Odd Lot Shares Accepted	22.49230%	0.0000%

Shares Accepted for Tender	285,626	211,376

Net Asset Value as of Repurchase Offer Date ($)	15.92	18.63

Repurchase Fee per Share ($)	0.3184	0.3726

Repurchase Offer Price ($)	15.6016	18.2574

Repurchase Fee ($)	90,943	78,759

Expenses ($)	57,055	89,239

Total Cost ($)	4,513,262	3,948,415

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

During the year ended October 31, 2005, the results of the four quarterly repurchase offers were as follows:

	Repurchase Offer #9	Repurchase Offer #10	Repurchase Offer #11	Repurchase Offer #12

Commencement Date	December 23, 2004	March 30, 2005	June 24, 2005	September 23, 2005

Expiration Date	January 14, 2005	April 15, 2005	July 15, 2005	October 14, 2005

Repurchase Offer Date	January 21, 2005	April 29, 2005	July 22, 2005	October 21, 2005

% of Issued and Outstanding Shares of Common Stock	5%	5%	5%	5%

Shares Validly Tendered	2,067,018.2378	2,015,544.2378	1,414,680.2378	1,220,554.2378

Final Pro-ration Odd Lot Shares	14,617.0000	16,780.0000	20,371.0000	6,343.0000

Final Pro-ration Non-Odd Lot Shares	2,052,401.2378	1,998,764.2378	1,394,309.2378	1,214,211.2378

% of Non-Odd Lot Shares Accepted	16.37382%	15.96170%	21.23700%	24.23892%

Shares Accepted for Tender	350,672	333,138	316,482	300,657

Net Asset Value as of Repurchase Offer Date ($)	12.23	12.42	13.71	13.57

Repurchase Fee per Share ($)	0.2446	0.2484	0.2742	0.2714

Repurchase Offer Price ($)	11.9854	12.1716	13.4358	13.2986

Repurchase Fee ($)	85,775	82,752	86,779	81,598

Expenses ($)	82,282	50,825	66,751	36,822

Total Cost ($)	4,285,226	4,105,647	4,318,940	4,035,138

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	April 30, 2006
(Unaudited)

NOTE F: CONCENTRATION OF RISKS

At April 30, 2006, substantially all of the Fund’s assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements

APPROVAL OF NEW MANAGEMENT ARRANGEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”) voting separately, approve the Fund’s advisory agreement and the related fees for its initial term and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation. At a meeting held in person on November 8, 2005, the Board considered both the proposed interim and new management agreements between the Fund and Blackstone Advisors. The Board, including the Independent Directors, approved, subject to Stockholder approval, the new management agreement and recommended that Stockholders of the Fund approve the agreement. In making this decision, the Independent Directors were represented by independent counsel who assisted them in their deliberations prior to and during the Board meeting and in the meeting’s executive session. In addition, the Board of Directors, as permitted by the 1940 Act, approved an interim management agreement which became effective December 4, 2005. The Board of Directors also approved a new administration agreement, pursuant to which Blackstone Advisors currently serves as the Fund’s administrator.

The new management agreement became effective on February 24, 2006, the date the Stockholders of the Fund approved the agreement, replacing the interim management agreement. Blackstone Advisors hired the Fund’s then-existing portfolio manager and certain other members of the portfolio management team, thereby ensuring continuity of day-to-day management of the Fund’s portfolio.

BACKGROUND

In the spring of 2005, in light of the fact that there was no employment contract in place with the Fund’s portfolio manager, the Independent Directors undertook certain actions in order to gather information, including the formation of a joint committee of the Boards of various funds and participation in meetings of the joint committee to assist in evaluating the then-current management. The Independent Directors met several times with the then-current management and with the Fund’s portfolio manager to discuss the portfolio manager’s employment arrangements and likelihood of continued employment. The Board of Directors also established a subcommittee to review various management alternatives. The subcommittee met several times and approached several organizations that it believed might have an interest in managing the Fund. The subcommittee also consulted regularly with counsel to the Independent Directors.

In August 2005, the Independent Directors met in person to hear presentations and consider proposals from four firms, including the then-current investment manager, for the management of the Fund. At that meeting, representatives of Blackstone made presentations to and responded to questions from the Board of Directors and informed the Board that Blackstone was willing to hire the Fund’s existing portfolio manager and certain other members of the existing management team in order to ensure the continuity of day-to-day management. Subsequently, the Independent Directors indicated that it was their intention not to renew the existing agreement with the Fund’s former investment manager, which expired on December 4, 2005. The Board further indicated that it intended to consider investment

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements (continued)

advisory and administration arrangements with Blackstone at a subsequent meeting and invited Blackstone to make an additional presentation. To assist the Board in its consideration of the proposed agreements, Blackstone provided materials and information about Blackstone and Blackstone Advisors (collectively referred to as “Blackstone”), which included, among other things, descriptions of Blackstone Advisors’ qualifications as an investment manager and a description of the principal activities in which these entities anticipated being involved, including and in addition to their services to the Fund. Blackstone also provided descriptions of its business, personnel and operations, services, proposed compensation by the Fund and compliance. In addition, the Independent Directors consulted with their counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Directors’ deliberations. Fund counsel also provided the Directors with a memorandum outlining the legal duties of the Board.

The Independent Directors, through their independent legal counsel, requested and received additional information from Blackstone, including, among other things, various compliance matters. The lead Independent Director and independent counsel held several conference calls with Blackstone to review the actions being taken by Blackstone to enable a smooth transition for the Fund. The Independent Directors also requested that Blackstone consider modifying and reducing the advisory and administrative fees. On November 1, 2005, the Independent Directors met with Blackstone to preliminarily discuss the materials provided and to further discuss Blackstone’s qualifications as investment manager, including its proposed compliance program, and its general plans and intentions regarding the Fund. Blackstone also gave a detailed presentation describing the substantial efforts Blackstone had undertaken to ensure a smooth transition for the Fund. Blackstone also agreed to modify the breakpoints in the advisory fee and the administrative fee, which, while not having an immediate impact, could reduce fees if the Fund’s assets were to grow significantly. The Independent Directors also conferred separately with their counsel on a number of occasions, including in connection with these meetings.

At an in-person Board of Directors meeting on November 8, 2005, the Board of Directors further reviewed the material provided by Blackstone and representatives of Blackstone were available to respond to questions from the Board of Directors. The Independent Directors then met in executive session with their counsel to consider the interim management agreement as well as the new management and administration agreements.

FACTORS CONSIDERED

In approving the agreements and determining to submit the new management agreement to Stockholders for approval, the Directors considered a wide variety of factors. Among other things, the Directors considered:

(i) The qualifications of Blackstone Advisors, including the nature, extent and quality of services to be provided and the investment performance of the portfolio manager: The Directors first considered whether Blackstone was qualified to assume the management of the Fund. The Directors considered the various significant strengths of and services which could be provided by Blackstone as a firm, including

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements (continued)

Blackstone’s well-capitalized organization with global resources, relationships, reputation and financial strength, its access to existing shared knowledge in capital markets and trends, its private equity, corporate debt, real estate, restructuring and corporate advisory services, and its ability to attract highly-qualified professional talent. The Board noted particularly Blackstone’s considerable experience in managing the assets of various clients, including large corporations, pension plans and foundations.

Next, the Directors considered the fact that Blackstone intended to hire the Fund’s existing portfolio manager and certain other members of the existing management team, thereby ensuring continuity of day-to-day management of the portfolio. The Directors noted that the existing investment manager had no employment contract in place with the portfolio manager. In particular, the Directors considered the performance and track record of the portfolio manager, who had served as the Fund’s portfolio manager for six years. Among other things, they took into consideration the favorable history of the portfolio manager for the Fund, finding that this has had, and would likely continue to have, a favorable impact on the success of the Fund.

The Directors also took into account Blackstone’s methodology for compensating the portfolio manager and the rest of the portfolio management, trading and research team and the factors that affect their compensation and discussed the portfolio manager’s satisfaction with such arrangements. The Directors also discussed with Blackstone whether the Fund’s portfolio manager will manage other accounts, and Blackstone indicated that there were no current plans for the Fund’s portfolio manager to manage any other accounts other than the Fund and The India Fund, Inc.

The Directors also considered Blackstone’s commitment to Asia, including its plans to make significant private equity investments in India, as well as its existing office in Mumbai staffed with a combination of Blackstone professionals from New York and investment professionals hired locally to facilitate integration with the rest of the firm and to ensure adoption of Blackstone best practices in Asia.

The Directors also considered Blackstone’s investment philosophy with respect to and its investment outlook for the Fund and discussed whether changes would be made to the way investment decisions would be made, executed and recorded. The Directors further considered the strength of Blackstone’s portfolio management activities generally. Blackstone also informed the Directors that it intended to hire an additional analyst in Boston as well as a trading support professional and assured the Directors that it would provide the portfolio management team with such additional resources, including improved systems and administrative support, as are required or helpful to ensure professional growth and development and to seek continued market and peer out-performance. The Directors weighed these significant advantages against the fact that that Blackstone had not previously served as investment adviser to any U.S. registered investment company and that Blackstone Advisors was newly established. The Directors therefore particularly examined Blackstone’s capability of operating the Fund pursuant to all applicable regulations. The Directors were advised by Blackstone that it had undertaken all regulatory action necessary for Blackstone Advisors to assume the role as investment manager of the Fund, including registering Blackstone Advisors with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements (continued)

The Directors also particularly considered whether Blackstone would be able to meet the compliance demands set forth under various regulations, noting that Blackstone generally had extensive compliance operations (including sixteen registered investment advisers) with extensive codes of conduct and compliance manuals for each of its business groups and had recently developed extensive compliance programs specifically designed for their management of registered investment companies. Blackstone also indicated to the Directors that it had added to its compliance staff to ensure that all of the compliance activities associated with management of the Fund are appropriately handled. The Directors also reviewed materials regarding Blackstone Advisors’ compliance program, including its compliance manual, and discussed in detail Blackstone’s methods of dealing with potential conflicts of interest. Further, the Directors also noted that while Blackstone has no other registered investment company clients, it has extensive experience and an elaborate infrastructure to deal with investors.

Finally, the Directors also considered the administration of the Fund, noting that Blackstone intended to continue to use the Fund’s existing sub-administrator and accounting agent, transfer agent and custodian to help ensure continuity of high quality services to the Fund. Blackstone assured the Directors that as Fund administrator it would be fully accountable to the Board for the Fund’s administrative operations. Blackstone also indicated that it would regularly monitor the performance of all of the Fund’s third party providers and it would consider making any changes to the Fund’s administrative operations and services to its Stockholders that it believes would benefit the Fund. The Directors further noted Blackstone’s extensive finance, accounting and administrative staff which performs those functions for its existing asset management businesses and which Blackstone assured the Directors was capable of handling the additional needs of the Fund. Blackstone also stated that it planned to add to additional administrative staff and would add additional finance, accounting and administrative staff in the future if necessary. In addition, Blackstone retained two consultants, both of whom previously worked with the Fund, to ensure a smooth transition of the Fund’s administrative and compliance functions.

Blackstone also noted that it planned to implement a new trading/compliance system and a portfolio accounting system in the future. Blackstone assured the Directors that the systems would allow for more efficient trading, compliance and reconciliation processes, as the systems would link electronically to the custodians and sub-administrator systems. These platforms would also allow the portfolio management team to analyze the Fund’s positions in a more real-time format. Blackstone indicated that it also intended to implement other appropriate changes to strengthen the operations of the Fund.

(ii) The reasonableness of the advisory fees: In evaluating the costs of the services to be provided by Blackstone Advisors under the new management agreement and the profitability of Blackstone Advisors with the Fund, the Directors considered, among other things, whether advisory (or management) and administrative fees or other expenses would change as a result of the new agreements. Based on their review of the materials provided and the assurances they had received from Blackstone, the Directors determined that the new agreements would not increase the total fees payable for advisory (or management) and administrative services and that overall Fund expenses were not expected to increase materially as a result.

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements (continued)

As part of their analysis, the Directors gave substantial consideration to the comparisons of fees of the Fund as described in the materials provided by Blackstone. The Directors also noted Blackstone’s responsiveness to the Directors’ request to modify the advisory fee. Under the new management agreement, the Directors noted that changes will be made to the Fund’s fee schedule. Under the new management agreement, the Fund will pay the Blackstone Advisors a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average weekly net assets for the first $500,000,000; (ii) 0.95% of the Fund’s average weekly net assets for the next $500,000,000; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. Under the previous management agreement, the Fund paid a monthly fee at an annual rate of 1.00% of the Fund’s average weekly net assets. The Directors noted that, while these changes would not have any immediate impact on the Fund’s management fee, they would have the effect of lowering the management fee if the Fund’s assets were to grow significantly.

The Directors reviewed the past investment performance of the Fund under the portfolio manager, now employed by Blackstone, during her tenure with the Fund. In particular, the Directors focused on the analysis of the Fund’s performance during the past six years, recalling that the Fund’s performance was comparable with that of its peer funds, and that the Fund outperformed its benchmark over the last three years, the last five years and since inception for both annualized and cumulative returns. Further, the Fund’s performance was strong over all periods in absolute terms. The Directors recognized that past performance is not an indicator of future performance, but concluded that the portfolio manager had the necessary expertise to continue to manage the Fund in accordance with its investment objectives and strategies.

In reviewing the investment advisory fees, the Directors noted that the fee under the new management agreement was generally comparable with that of the Fund’s peer funds. The Directors noted that the Fund’s expense ratio, which was not expected to increase materially as a result of the new agreements, was generally comparable with that of its peer funds. Further, the Directors considered the extent to which Blackstone believed economies of scale would be realized as the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund’s Stockholders, noting that the changes in the fee structure would have the effect of lowering the Fund’s fees paid at certain asset levels. The Directors were unable to compare the proposed fees with fees charged by Blackstone to other large institutional and other clients with comparable objectives, as Blackstone did not have any other clients which have investment objectives comparable to those of the Fund.

(iii) The operating expenses of the Fund: The Directors recalled that they had recently considered the operating expenses of the Fund against those of its peers and concluded that the expenses of the Fund were reasonable. In re-evaluating the operating expenses, the Directors considered, among other things, whether the operating expenses were likely to change as a result of the new agreements. Blackstone assured the Directors that it did not anticipate that the operating expenses or the annualized expense ratio would materially increase as a result of the new agreements. The Directors noted that new breakpoints had been added to the advisory and administrative fees and, while this would not have any immediate impact, it would have the effect of lowering fees if the Fund’s assets were to grow significantly. Under the new administration agreement, the Fund pays Blackstone Advisors 0.20% of

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements (continued)

the Fund’s average weekly net assets for the first $1,500,000,000 and 0.15% of the Fund’s average weekly net assets in excess of $1,500,000,000. The Directors concluded that the expenses of the Fund were reasonable.

(iv) Portfolio transactions: The Directors evaluated the policies and practices of the Fund and considered the newly implemented policies and practices of Blackstone Advisors in effecting portfolio transactions. The Directors inquired as to how Blackstone intended to ensure that portfolio transactions would be carried out competently and within the scope of applicable governmental and Fund policy limitations. Blackstone also discussed its plan to implement a new trading/compliance system in the future, which would help to ensure more efficient and compliant portfolio trading. The Directors also inquired of Blackstone about anticipated Fund transactions with affiliates, portfolio turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors also noted that Blackstone did not intend to use soft dollars in connection with portfolio transactions for the Fund. Although Blackstone may receive unsolicited proprietary research reports from brokers that execute transactions for the Fund, it will not select brokers based on this research.

(v) Blackstone Advisors’ management of other Funds and other client accounts and fees paid: The Directors also considered Blackstone Advisors’ management of other funds and other investment products and the fees paid in those instances. The Directors noted that Blackstone Advisors did not manage any other similar funds or accounts, and, accordingly, a comparison was not possible.

(vi) The profitability of Blackstone Advisors and its affiliates with respect to their relationship to the Fund: The Directors considered what benefits Blackstone would derive from the management of the Fund and whether it would have a financial interest in the matters that were being considered. The Directors reviewed information regarding the estimated profitability to Blackstone Advisors of its relationship with the Fund and considered whether the profits would be reasonable. The profitability analysis took into consideration fall-out benefits from Blackstone Advisors’ relationship with the Fund, including fees received under the agreement and fees received pursuant to the administration agreement, although the Directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward. The Directors found that the estimated profits to be realized by Blackstone Advisors from its relationship with the Fund were likely to be reasonable and consistent with fiduciary duties. Blackstone also indicated that it and its affiliates would receive the benefits of synergies with Blackstone’s private equity operations in India.

(vii) Blackstone’s commitment to the continuity of the Fund: The Directors also considered Blackstone’s commitment to the continuity of the Fund. The Directors noted the terms and conditions of the new management agreement were substantially identical to those of the previous management agreement. Blackstone Advisors also intended to hire the Fund’s existing portfolio manager and certain other members of the existing management team, thereby ensuring continuity of day-to-day management of the Fund’s portfolio. The Directors also noted the fact that Blackstone intended to maintain the Fund’s relationships with its service providers, including, among others, the custodian and the transfer

THE ASIA TIGERS FUND, INC.

Approval of the Management Agreements (concluded)

agent, and intended to maintain the division of responsibilities between the adviser and the service providers and the services provided by each of them, which would also help to ensure continuity.

The Directors lastly noted that Blackstone had worked very closely with the portfolio management team and the Directors themselves in planning for a potential transition, including performing numerous interviews with the portfolio management team, the custodians, the administrator and the external accountants in order to understand the current operations of the Fund and to consider where improvements of the operations of the Fund can be made.

(viii) Alternatives to the agreements: The Board also considered possible alternatives to the management arrangement from the standpoint of the Fund and its Stockholders. As discussed above under “Background”, the Directors undertook an extensive review and evaluation of prior management and carefully considered a variety of alternatives. The Directors considered the relative advantages and disadvantages of retaining a new investment manager (or managers) or hiring internal management to perform all or a part of the advisory, administrative or operational tasks. In connection with their examination of these alternatives, the Directors considered all of the factors described above. The Directors further considered whether the Fund would have the ability on its own to attract, retain and supervise highly qualified personnel and obtain high quality services.

APPROVAL AND RECOMMENDATION

As a result of the considerations described above, the Board of Directors determined to consider and approve a new management arrangement with Blackstone. In considering whether to approve the new agreement, the Directors did not identify any particular information that was all-important or controlling. Nor did the Board identify any single factor that was determinative to the decision of the Board and each Director may have attributed different weights to the various factors. The Directors evaluated all information available to them. The Directors also considered comparative information received in connection with their most recent approval of the continuation of the previous management and administration agreements in addition to information provided by Blackstone in connection with their evaluation of the terms and conditions of the new agreements. Based upon their discussions which took place throughout the year and at the May 17, August 9 and November 8, 2005 board meetings, as well as on the recommendations of the Board’s subcommittee, and after weighing each of the presentations of the other firms, the Independent Directors were satisfied that Blackstone Advisors is qualified to manage the Fund’s investment portfolio. The Directors, including a majority of Independent Directors, concluded that the terms of the new management agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and for these reasons they therefore concluded that the new management agreement be approved and recommended to Fund Stockholders.

The new management agreement became effective on February 24, 2006, the date the Stockholders of the Fund approved the agreement.

THE ASIA TIGERS FUND, INC.

Results of Annual Meeting of Stockholders
(unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on February 24, 2006. At the meeting, stockholders elected the nominees proposed for election to the Fund’s Board of Directors and approved a new management agreement between Blackstone Asia Advisors L.L.C. and the Fund. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

Nominee	Votes For	Votes Withheld	Non-Voting Shares	Total Voting and Non-Voting Shares

Jeswald W. Salacuse	3,558,275	148,681	0	3,706,956
Prakash A. Melwani	3,524,940	182,016	0	3,706,956

At April 30, 2006, in addition to Jeswald A. Salacuse and Prakash A. Melwani, the other directors of the Fund were as follows:

Lawrence K. Becker
Leslie H. Gelb
Luis F. Rubio

II. Approval of a New Management Agreement between Blackstone Asia Advisors L.L.C. and the Fund

Votes For	Votes Against	Votes Abstained	Non-Voting Shares	Total Voting and Non-Voting Shares

2,675,212	135,640	61,699	0	2,872,551

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Fund’s toll free number at 1-866-800-8933 and at the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, 2006 will be available, without charge, upon request, by calling the Fund’s toll free number at 1-866-800-8933 and at the Securities and Exchange Commission website at http://www.sec.gov.

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

THE ASIA TIGERS FUND, INC.

[1]
The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2008, year 2009 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Fund will pass through foreign source income of $435,766 and foreign taxes paid of $435,766.

For taxable non-corporate shareholders, 100% of the Fund’s income represents qualified dividend income subject to the 15% rate category.

THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

December 2005

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THE ASIA TIGERS FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.
an affiliate of The Blackstone Group

Administrator:
Blackstone Asia
Advisors L.L.C.

Sub-Administrator:
PFPC Inc.

Transfer Agent:
PFPC Inc.

Custodian:
State Street Corporation

The Fund has adopted the Investment
Manager’s proxy voting policies and procedures
to govern the voting of proxies relating to its
voting securities. You may obtain a copy of
these proxy voting procedures, without charge,
by calling 1-866-800-8933 and by visiting the
Securities and Exchange Commission’s website
at www.sec.gov.

The Fund files its complete schedule of portfolio
holdings with the Securities and Exchange
Commission for the first and third quarters of its
fiscal year on Form N-Q. You may obtain a copy
of these filings by visiting the Securities and
Exchange Commission’s website at www.sec.gov
or its Public Reference Room in Washington, D.C.
Information on the operation of the Public
Reference Room may be obtained by calling
1-800-SEC-0330.

This report is sent to shareholders of the Fund
for their information. It is not a Prospectus, circular or
representation intended for use in the purchase or
sale of shares of the Fund or of any securities
mentioned in this report.

Asia Advisors L.L.C. The Asia Tigers Fund, Inc. Semi-Annual Report April 30, 2006 The Asia Tigers Fund, Inc.

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Item 2.   Code of Ethics.

Not applicable.

Item 3.   Audit Committee Financial Expert.

Not applicable.

Item 4.   Principal Accountant Fees and Services.

Not applicable.

Item 5.   Audit Committee of Listed registrants.

Not applicable.

Item 6.   Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

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REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/01/05 to 11/30/05	None	None	None	None
12/01/05 to 12/31/05	None	None	None	None
01/01/06 to 01/31/06	285,625.8018	$15.6016	285,625.8018 (1)	None
02/01/06 to 02/28/06	None	None	None	None
03/01/06 to 03/31/06	None	None	None	None
04/01/06 to 04/30/06	211,376.0000	$18.2574	211,376.0000 (2)	None
Total	497,001.8018		497,001.8018

(1) These shares were repurchased in connection with the Fund’s regular, quarterly repurchase offer announced on December 22, 2005 that expired on January 13, 2006. In connection with this repurchase offer, the Fund offered to repurchase up to 285,625.8018 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of January 20, 2006.

(2) These shares were repurchased in connection with the Fund’s regular, quarterly repurchase offer announced on March 24, 2006 that expired on April 17, 2006. In connection with this repurchase offer, the Fund offered to repurchase up to 211,376.0000 shares of its common stock, an amount equal to 4% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of April 21, 2006.

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Item 10.   Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.   Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Asia Tigers Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date July 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date July 5, 2006

By (Signature and Title)*	/s/ Brian S. Chase
Brian S. Chase, Treasurer
(principal financial officer)

Date July 5, 2006

* Print the name and title of each signing officer under his or her signature.